EXHIBIT 10.21(C)

SIDE LETTER NO 3.                                                 9TH APRIL 1998
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                                                     Petrodrill Construction Inc
                                                                       Suite 205
                                                                  Saffrey Square
                                                                   PO Box N 8188
                                                                          Nassau
                                                                         Bahamas

TDI-Halter L.P.
1800 West Loop South
Houston
Texas 77027

Gentlemen,

                                  Hull No 1829

We refer to the contract executed between us today in respect of the above hull.

It is hereby recognised by the Purchaser that the contract between the Builder and Purchaser for the supply of the Amethyst drilling units includes a budget of $8.6 million in respect to the electrical integrators package defined in clause
5.8 of the main contract.

The package is related to GEC Alsthom offer No P354-A01 as discussed with the Builder on the 28th March in Rotterdam and modified in the meeting notes dated March 28th.

The Purchaser and Builder will jointly finalise the technical and commercial requirements included in the offer and in the event that the final price of the package, delivered to the Builders yard, is less than $8.6 million the Purchaser will receive a credit from the Builder to the extent of 80% of any such variance.


Yours faithfully
/s/ DEREK LEACH
    Derek Leach
    Attorney-in-Fact



WE HEREBY ACKNOWLEDGE OUR UNDERSTANDING AND ACCEPTANCE OF THIS LETTER:

/s/ RICHARD M CURRENCE JNR.
    RICHARD M CURRENCE JNR.
    TDI-HALTER INC.
    9TH APRIL 9, 1998